                                                                  Exhibit 10.1.1

                                 AMENDMENT NO. 1

      AMENDMENT NO. 1, dated as of July 19, 1999, (this "Amendment No. 1") among SUSQUEHANNA MEDIA CO., a Delaware corporation (the "Company"); the Subsidiaries of the Company referred to in the Credit Agreement (defined below), (the "Subsidiary Guarantors"); the financial institutions referred to as "LENDERS" in the Credit Agreement, (the "Lenders"); and FIRST UNION NATIONAL BANK, a national banking association, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

      The Company, the Lenders and the Agent are parties to a certain Credit Agreement, dated as of May 12, 1999, (the "Credit Agreement"), which provides for certain extensions of credit to the Company, subject to certain conditions. The parties now wish to make some technical amendments to the Credit Agreement
(a) to expand the definition of "Fund" and (b) to provide for registration of Notes and Loans. In addition, the parties wish to add a savings clause to the Subsidiary Suretyship delivered in connection with the Credit Agreement. Accordingly, the parties hereto agree as follows.

      SECTION 1. DEFINITIONS. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

      SECTION 2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is amended as follows:

      2.1 REGISTRATION OF NOTES AND LOANS. Section 1.5 of the Credit Agreement is amended in each of the following respects:

            (i) by renaming the caption thereto as "NOTES: REGISTRATION";

            (ii) by inserting a subcaption "(a) Notes." prior to the first paragraph thereof; and

            (iii) by adding the following at the end thereof:

                        (b) Request for Registration. Any Lender may request the
                  Company (through the Agent), to register its Loans as provided in paragraph (d) below and, if such Loans are otherwise evidenced by a Note, to issue such Lender's Note, or to exchange such Note for a new Note, registered as provided in paragraph (d) below (a "REGISTERED NOTE"). A Registered Note may not be exchanged for a Note that is not in registered form. A Registered Note shall be deemed to be and shall be a Note for all purposes of this Agreement and the other Loan Documents.

                        (c) Delivery of Tax Forms. Each Lender that is not
                  formed under the laws of the United States or political subdivision thereof that requests or holds a Registered Note pursuant to the preceding paragraph (b) or registers its Loans pursuant to the preceding paragraph (b) (a "REGISTERED LENDER") (or, if such Registered Lender is not the beneficial owner thereof, such beneficial owner) shall deliver to the Company (with a copy to the Agent) prior to or at the time such Non-U.S. Lender becomes a Registered Lender, the applicable form described in Section 2.4 (or such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States) together with an annual certificate stating that such Registered Lender or beneficial owner, as the case may be, is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and is not otherwise described in Section 881(c)(3) of the Code. Each Registered Lender or beneficial owner, as the case may be, shall promptly notify the Company (with a copy to the Agent) if at any time such Registered Lender or beneficial owner, as the case may be, determines that it is no longer in a position to provide such previously delivered certificate to the Company (or any other form of certification adopted by the relevant taxing authorities of the United States for such purposes).

                        (d) Registration of Loans. The Agent, acting, for this
                  purpose, as agent of the Company, shall, upon request of any Registered Lender, enter in the Register the name, address and taxpayer identification number (if provided) of the Registered Lender or beneficial owner as the case may be. In addition to the requirements of Section 11.5 (Successors and Assigns), a Registered Note and the Loans evidenced thereby (or such Loans pending delivery of such Registered Note) or any other Loans registered pursuant to paragraph (b) above and (e) below may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Registered Note and/or the Loans so registered on the Register (and each such Registered Note shall expressly so provide). Any assignment or transfer of all or part of such Loans and such Registered Note shall be registered on the Register only upon compliance with the provisions of Section 11.5 and, in the case of Registered Notes, surrender for registration of assignment or transfer of the Registered Note evidencing such Loans, duly endorsed by (or accompanied by a written instrument of assignment or transfer fully executed by) the Registered Lender thereof, and thereupon one or more new Registered Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s) and, if less than all of such Registered Notes is thereby being assigned or transferred, the assignor or transferor.

                        (e) The Register. The Agent shall maintain a register
                  for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans and stated interest thereon owing to, each Lender from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Company, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement and other Loan Documents.

               2.2 DEFINITION OF "FUND". The definition of the word "Fund" in
Section 10.1 of the Credit Agreement is amended by adding the words "or any similar type of investment fund" at the end thereof.

      SECTION 3. AMENDMENT TO SUBSIDIARY SURETYSHIP. Section 1.5 of the Subsidiary Suretyship is amended by inserting a designation "(a)" before the first paragraph thereof and by adding the following paragraph at the end thereof:

                  (b) To the extent that applicable law otherwise would render the full amount of the joint and several obligations of any Guarantor hereunder invalid or unenforceable, such Guarantor's obligations hereunder shall be limited to the maximum amount which does not result in such invalidity or unenforceability, provided, however, that each Guarantor's obligations hereunder shall be presumptively valid and enforceable to their fullest extent in accordance with the terms hereof, as if this paragraph (b) were not a part of this Agreement.

      SECTION 4. MISCELLANEOUS.

               4.1 COUNTERPARTS. This Amendment No. 1 may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument. A photocopied or facsimile signature shall be deemed to be the functional equivalent of a manually executed original for all purposes.

               4.2 RATIFICATION. The Credit Agreement and the Subsidiary Suretyship, in each case as amended by this Amendment No. 1, and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified.

      IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to be duly executed by their respective, duly authorized officers as of the date first above written.

                                                     SUSQUEHANNA MEDIA CO.
                                                     By:    ALAN L. BRAYMAN
                                                        ------------------------
                                                     Name : Alan L. Brayman
                                                     Title: Treasurer

GUARANTORS:

                        SUSQUEHANNA CABLE CO.

                        SUSQUEHANNA CABLE INVESTMENT CO.

                        CABLE TV OF EAST PROVIDENCE, INC.

                        CASCO CABLE TELEVISION, INC.

                        CASCO CABLE TELEVISION OF BATH, MAINE

                        SBC CABLE CO.

                        YORK CABLE TELEVISION, INC.

                        SUSQUEHANNA RADIO CORP.

                        RADIO CINCINNATI, INC.

                        RADIO INDIANAPOLIS, INC.

                        RADIO METROPLEX, INC.

                        TEXAS STAR RADIO, INC.

                        RADIO SAN FRANCISCO, INC.

                        KRBE CO.

                        KNBR, INC.

                        BAY AREA RADIO CORP.

                        WSBA LICO, INC.

                        WVAE LICO, INC.

                        WNNX LICO, INC.

                        KNBR LICO, INC.

                        KRBE LICO, INC.

                        INDIANAPOLIS RADIO LICENSE CO.

                        SUSQUEHANNA DATA SERVICES, INC

                        SUSQUEHANNA FIBER SYSTEMS, INC.

                        MEDIA PCS VENTURES, INC.

                        KFFG LICO, INC.

                        KPLX RADIO, INC.

                        KPLX LICO, INC.

                        KLIF BROADCASTING, INC.

                        KLIF LICO, INC.

                        KLIF RADIO, INC.

                        INDY LICO, INC.

                        WRRM LICO, INC.

                        WFMS LICO, INC.

                                      By :           ALAN L. BRAYMAN
                                           ------------------------------------
                                           Alan L. Brayman, on behalf of each
                                           of the foregoing as Treasurer

                              KPLX LIMITED PARTNERSHIP, by KPLX Radio, Inc., its General Partner

                              KLIF BROADCASTING LIMITED PARTNERSHIP,
                              by KLIF Radio, Inc., its General Partner


                              By:              ALAN L. BRAYMAN
                                  ------------------------------------------
                                  Alan L. Brayman on behalf of each of the
                                  foregoing as Treasurer of the General Partner

                                               FIRST UNION NATIONAL BANK, in its
                                               capacity as Agent and a Lender

                                               By:       ELIZABETH ELMORE
                                                   -----------------------------
                                                   Name: Elizabeth Elmore
                                                   Title: Senior Vice President

                                     BANK OF AMERICA, N.A., in its capacity as a Managing Agent and a Lender

                                     By: ROSELYN DRAKE
                                         -----------------------------
                                     Name: ROSELYN DRAKE
                                     Title: VICE PRESIDENT

                                       UNION BANK OF CALIFORNIA, N.A., in its
                                       capacity as a Managing Agent and a Lender

                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                                KEY CORPORATE CAPITAL INC.
                                in its capacity as a Managing Agent and a Lender



                                By:         KENNETH J.KEELER
                                   ------------------------------------
                                Name:       KENNETH J.KEELER
                                Title:      SENIOR VICE PRESIDENT

                                                 MELLON BANK, N.A.


                                                 By :    PAUL F. NOEL
                                                     ---------------------------
                                                 Name:   PAUL F. NOEL
                                                 Title:  VICE PRESIDENT

                                                 SUMMIT BANK

                                                 By:      MICHAEL P. THOMSON
                                                      --------------------------
                                                 Name: MICHAEL P. THOMSON
                                                 Title: VICE PRESIDENT

                                         THE BANK OF NOVA SCOTIA

                                         By:   VINCENT I. FITZGERALD,JR.
                                              --------------------------
                                         Name:  VINCENT I. FITZGERALD,JR.
                                         Title: AUTHORIZED SIGNATORY

                                                 ABN AMRO BANK N.V.

                                                 By:       JAMES DUNLEAVY
                                                      --------------------------
                                                 Name:  James Dunleavy
                                                 Title: Sr.Vice President

                                                 By:      DAVID C. CARRINGTON
                                                      --------------------------
                                                 Name:DAVID C. CARRINGTON
                                                 Title: VICE PRESIDENT

                                                 BANK OF MONTREAL

                                                 By :   W. T. CALDER
                                                     ---------------------------
                                                 Name:     W. T. CALDER
                                                 Title:    MANAGING DIRECTOR

                                                 PNC BANK, NATIONAL ASSOCIATION

                                                 BY:   KAREN L.KOOMAN
                                                     ---------------------------
                                                 NAME: KAREN L. KOOMAN
                                                 Title: ASSISTANT VICE PRESIDENT

                                                 CRESTAR BANK
                                                 BY:   J. ERIC MILLHAM
                                                     ---------------------------
                                                 NAME: J. Eric Millham
                                                 Title: Vice President

                                        U.S. BANK NATIONAL ASSOCIATION


                                        By:    Matthew S. Thoreson
                                           ----------------------------------
                                        Name:  Matthew S. Thoreson
                                        Title: Vice President

                                          BANK OF HAWAII


                                          By:    Bernadine M. Havertine
                                              ----------------------------------
                                          Name:
                                          Title:

                                          FIRST HAWAIIAN BANK


                                          By:    TRAVIS RUETENIK
                                              ----------------------------------
                                          Name:  TRAVIS RUETENIK
                                          Title: ASSISTANT VICE PRESIDENT

                                          ALLFIRST BANK
                                          (f/k/a FMB BANK)


                                          By:    Timothy A. Knabe
                                              ----------------------------------
                                          Name:  TIMOTHY A. KNABE
                                          Title: VICE PRESIDENT

                                         THE CIT GROUP/EQUIPMENT FINANCING, INC.


                                         By:    J.E. Palmer
                                              ----------------------------------
                                         Name:  J.E. PALMER
                                         Title: ASSISTANT VICE PRESIDENT

                                         GENERAL ELECTRIC CAPITAL CORPORATION


                                         By:
                                              ----------------------------------
                                         Name:  Janet K. Williams
                                         Title: Duly Authorized Signatory

                                         COMPAGNIE FINANCIERE DE CIC ET
                                         DE L'UNION EUROPEENNE


                                         By:    Marcus Edward
                                              ----------------------------------
                                         Name:  Marcus Edward
                                         Title: Vice President



                                         By:    Anthony Rock
                                              ----------------------------------
                                         Name:  Anthony Rock
                                         Title: Vice President

                                              NATIONAL CITY BANK OF PENNSYLVANIA


                                              By:      W. Christopher Kohler
                                                 -------------------------------
                                                 Name:  W. Christopher Kohler
                                                 Title: Assistant Vice President

                                                 MICHIGAN NATIONAL BANK


                                                 By:  Jeffrey W. Billig
                                                    -------------------------
                                                    Name:  JEFFREY W. BILLIG
                                                    Title: Relationship Manager

                                            MORGAN STANLEY DEAN WITTER PRIME
                                            INCOME TRUST


                                            By: Sheila Finnerty
                                               ------------------------------
                                               Name:  SHEILA FINNERTY
                                               Title: VICE PRESIDENT

                                        THE TRAVELERS INSURANCE COMPANY


                                        By:    Allen R. Cantrell
                                           ----------------------------------
                                        Name:  ALLEN R. CANTRELL
                                        Title: Investment Officer

                                        NEW YORK LIFE INSURANCE COMPANY


                                        By:    S. Thomas Knoff
                                           ----------------------------------
                                        Name:  S. Thomas Knoff
                                        Title: Director

                                        FIRSTRUST BANK


                                        By:    Kent D. Nelson
                                           ----------------------------------
                                        Name:  Kent D. Nelson
                                        Title: VP

                                             CITY NATIONAL BANK


                                             By:    Rod Bollins
                                                --------------------------------
                                             Name   ROD BOLLINS
                                             Title: VICE PRESIDENT

                                             BROWN BROTHERS HARRIMAN & CO.


                                             By:    J. Clark O'Donoghue
                                                --------------------------------
                                             Name:  J. Clark O'Donoghue
                                             Title: Manager

                                  TRAVELERS CORPORATE LOAN FUND INC.

                                  BY: TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION


                                  By:    Allen R. Cantrell
                                     ----------------------------------
                                  Name:  ALLEN R. CANTRELL
                                  Title: Investment Officer

            SENIOR DEBT PORTFOLIO

            BY: BOSTON MANAGEMENT AND RESEARCH,
            AS INVESTMENT ADVISOR


            By:    Scott H. Page
               ----------------------------------
            Name:  SCOTT H. PAGE
            Title: VICE PRESIDENT



            EATON VANCE INSTITUTIONAL
            SENIOR LOAN FUND

            BY: EATON VANCE MANAGEMENT
            AS INVESTMENT ADVISOR


            By:    Scott H. Page
               ----------------------------------
            Name:  SCOTT H. PAGE
            Title: VICE PRESIDENT



            OXFORD STRATEGIC INCOME FUND

            BY: EATON VANCE MANAGEMENT
            AS INVESTMENT ADVISOR


            By:    Scott H. Page
               ----------------------------------
            Name:  SCOTT H. PAGE
            Title: VICE PRESIDENT



Address:    Boston Management and Research
            255 State Street, 8th Floor
            Boston, MA 02109
Phone No.:  (617) 598-8115
Fax No.:    (617) 695-9594
Attention:  Kirsten M. Ulich

            ELC (CAYMAN) LTD. CD0 SERIES 1999-I


            By:    Jeanette W. Bumgarner
               ----------------------------------
            Name:  JEANETTE W. BUMGARNER
            Title: VICE PRESIDENT



Address:    Institutional Debt Management
            301 S. College Street - NC0743
            9th Floor
            Charlotte, NC 28288-0743
Phone No.:  (704) 383-9380
Fax No.:    (704) 383-6652
Attention:  Roshan White

            GOLDMAN SACHS CREDIT PARTNERS L.P.


            By:    Stephen J. McGuinness
               ----------------------------------
            Name:  STEPHEN J. McGUINNESS
            Title: Authorized Signatory


Address:    Goldman, Sachs & Co.
            85 Broad Street
            27th Floor
            New York, NY 10004
Phone No.:  (212) 902-3558
Fax No.:    (212) 902-3757
Attention:  Susan Lancaster